                         PRO NET LINK CORP. SHAREHOLDER
                              AND VOTING AGREEMENT


                                 August 8, 2000



                                                                    Exhibit 10.5

                                TABLE OF CONTENTS


                                                                                    PAGE
                                                                                    ----
         1.       Shares Subject to Agreement.  ................................       1

         2.       Board of Directors............................................       2
                           (a)      Voting Duties.  ............................       2
                           (b)      Designation and Election of Directors.......       2
                           (c)      Vacancies ..................................       2
                           (d)      Number of Directors ........................       2

         3.       Directors.  ..................................................       2

         4.       Appointment of Proxy..........................................       3
                           (a)      Appointment and Instructions................       3
                           (b)      Irrevocability.  ...........................       3
                           (c)      Duration of Proxy ..........................       3

         5.       Rights of Shareholders.  .....................................       3

         6.       Restriction on Transfer.  ....................................       3

         7.       Legends.  ....................................................       3

         8.       Termination. .................................................       4

         9.       Specific Performance.  .......................................       4

         10.      Governing Law; Jurisdiction ..................................       4

         11.      Interpretation.  .............................................       4

         12.      Complete Agreement; Amendment.  ..............................       5

         13.      Successors and Assigns.  .....................................       5

         14.      Invalid or Void Provisions.  .................................       5

         15.      Notices.  ....................................................       5

         16.      Further Assurances.  .........................................       5

         17.      Counterparts.  ...............................................       5

                               PRO NET LINK CORP.
                        SHAREHOLDER AND VOTING AGREEMENT

         This SHAREHOLDER AND VOTING AGREEMENT (the "VOTING AGREEMENT") is entered into as of August 8, 2000, by, between and among PRO NET LINK CORP., a Nevada corporation (the "COMPANY"), GLOBALNET VENTURE PARTNERS, INC., a Delaware corporation (the "OFFICERS' CO."), JEAN PIERRE COLLARDEAU ("JPC"), COMMERCE CONSULTING, LLC, a Delaware limited liability company of which JPC is the sole member ("CCL"), GLENN ZAGOREN ("GZ"; and together with JPC, the "FOUNDERS"), and FRANCIS VINCENT ("FV"; the Officers' Co., CCL, JPC, GZ and FV are referred to herein as the "SHAREHOLDERS").

                                    RECITALS

         WHEREAS, John A. Bohn and Karen Morgan are principals of the Officers' Co.;

         WHEREAS, the Company, John A. Bohn, Karen Morgan and the Officers' Co. are parties to an Agreement, dated on even date herewith (the "AGREEMENT"), whereunder John A. Bohn and Karen Morgan are to serve as officers and directors of the Company;

         WHEREAS, the Company and the Officers' Co. are parties to an Option Agreement, dated of even date herewith (the "OPTION AGREEMENT"), whereunder the Company has granted to the Officers' Co. the option to purchase shares of the Common Stock, $0.001 par value, of the Company (this "COMMON STOCK") as consideration for the services of John A. Bohn and Karen Morgan as officers and directors of the Company;

         WHEREAS, the Founders currently hold shares of the Common Stock; and

         WHEREAS, the Amended and Restated Articles of Incorporation of the Company (the "ARTICLES") provide that the Company has a Board of Directors (the "BOARD"; each member thereof a "DIRECTOR") consisting of such number of Directors as is determined by resolution of the Board, but in no event fewer than one Director nor more than fifteen Directors; and the size of the Board currently is set at 3 pursuant to an action taken by the Board.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

         1. Shares Subject to Voting Agreement. Each Shareholder agrees that any voting shares of the stock of the Company it currently owns or hereafter acquires (the "SHARES") will be subject hereto and to the proxy described herein.

         2. Board of Directors.

                  (a) Voting Duties. Each Shareholder shall vote or execute such written consents with respect to their Shares as may be necessary to elect Directors as provided herein.

                  (b) Designation and Election of Directors. On all matters relating to the election of the Board (by vote or written consent), the Shareholders agree to vote all Shares held by them so as to elect Directors to the Board as follows:

                           (i) all of the individuals nominated by JPC; and

                           (ii) during the Term (as defined in the Agreement),
                  (A) for so long as the Officers' Co. holds a beneficial ownership interest in at least 75% of the maximum number of shares of the stock of the Company previously held, at any time, by the Officers' Co., two individuals nominated by the Officers' Co., and (B) for so long as the Officers' Co. holds a beneficial ownership interest in at least 50% of the maximum number of shares of the stock of the Company previously held, at any time, by the Officers' Co., one individual nominated by the Officers' Co. (the "EXECUTIVE MANAGEMENT DIRECTORS"); provided, that upon termination of the Agreement, any Executive Management Directors shall resign from the Board and the Officers' Co. shall no longer be entitled to nominate any Executive Management Directors under this Voting Agreement.

                  (c) Vacancies. If any vacancy shall occur in any of the Board seats held by Directors elected pursuant to this Section 2, all parties hereto shall take all necessary actions, including the holding of a meeting of the Shareholders if required, to ensure the composition of the Board remains as set forth herein. The Shareholders shall not vote to remove any member of the Board elected in accordance with the aforesaid procedure, other than in the event of a Directors' commission of a felony or breach of fiduciary duty.

                  (d) Number of Directors. Effective the date hereof, the number of Directors authorized to sit on the Board shall be seven. Upon the written request of JPC, the Shareholders shall vote to reduce or enlarge the number of Directors authorized to sit on the Board in accordance with such request; provided, that all Shareholders agree that the number of Directors authorized to sit on the Board shall at all times be sufficient for the election of nominees of the Officers' Co. under Section 2(b)(ii).

         3. Directors. Effective the date hereof, (i) the Executive Management Directors shall be John Bohn and Karen Morgan and (ii) the other Directors shall be (A) JPC, GZ and FV, each of whom is currently serving as a Board Member, (B) David Blumberg and (C) one additional Director to be nominated by JPC in accordance with the above.

         4. Appointment of Proxy.

                  (a) Appointment and Instructions. In consideration of the covenants of the parties, pursuant to Nevada Revised Statutes Section 78.355 and in order to secure the performance by the Shareholders of their respective duties and obligations under Section 2, each of the Shareholders hereby constitutes, appoints and instructs whoever shall serve from time to time as the Secretary of the Company such person's true and lawful proxy, to vote or execute such written consents with respect to its Shares, and take such other actions with respect to its Shares, as may be necessary solely to elect or remove Directors as provided herein. The parties hereto hereby deem such proxy to be "coupled with an interest."

                  (b) Irrevocability. The proxy given hereby shall be irrevocable during the term hereof and supersedes any other proxy any Shareholder previously may have given with respect to the voting of its Shares for the Board. In no event shall this proxy be deemed effective for any purpose other than as may be necessary to maintain the composition of the Board as provided herein.

                  (c) Duration of Proxy. The proxy given hereby shall remain in effect for a period of seven years. The parties hereto agree, upon the expiration of such seven-year period, to give a new proxy substantially identical to the proxy given hereunder so as to carry out the provisions of this Voting Agreement.

         5. Rights of Shareholders. Except as provided herein, each Shareholder shall exercise the full rights of a shareholder with respect to the Shares owned by it.

         6. Restriction on Transfer. During the term hereof, the Officers' Co. will not transfer (whether voluntarily or involuntarily) any Shares unless (i) such Shares are transferred in a transaction through a securities broker in the public markets under Rule 144 of the Securities Act of 1933, as amended; or (ii) the Board shall have consented in writing to the transfer of such Shares, subject to such terms and conditions as the Board shall impose, in the good faith exercise of its sole discretion, upon such transfer. Unless the Board specifically consents thereto in writing, no party hereto shall transfer its Shares in accordance with clause (ii) of the foregoing (and any such transfer shall be void) unless the transferee of such Shares shall execute a written agreement whereby such transferee agrees to become a party to and be bound by all the provisions hereof, and to grant the irrevocable proxy created hereby. Where any transfer is violative of the foregoing, the Company shall not permit the transfer of any of the Shares on its books or issue a new certificate representing any of the Shares.

         7. Legends. Each Shareholder agrees that the certificates representing its Shares (the "CERTIFICATES") will be endorsed with a legend (the "LEGEND") in form substantially as follows:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A VOTING AGREEMENT DATED AS OF AUGUST 8, 2000, AND ANY TRANSFER OF OWNERSHIP OR VOTING RIGHTS WITH RESPECT TO SUCH SHARES MUST BE MADE IN COMPLIANCE WITH SUCH VOTING AGREEMENT, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE ISSUER.

Before issuing such Certificates, the Company will place such required Legend on the Certificates. The Company agrees that, during the term hereof, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such Certificate and will place or cause to be placed the Legend on any new Certificate issued to represent Shares theretofore represented by a Certificate carrying the Legend; provided, that the Company shall permit the Legend to be removed in any transfer described in clause (i) of Section 6.

         8. Termination. This Voting Agreement will commence upon the execution hereof by each of the parties and shall continue in full force and effect for a period of 15 years (the "Initial Term"). The parties agree to extend the term of this Voting Agreement for an additional 15 years within the two-year period immediately preceeding the expiration of the Initial Term. Notwithstanding any provision in this Voting Agreement to the contrary, this Voting Agreement may be terminated at any time upon the written consent of the parties hereto.

         9. Specific Performance. Each of the parties hereto hereby declares that it is impossible to measure in money the damages which will accrue to a party hereto or to its heirs, personal representatives or assigns by reason of a failure to perform any of the obligations hereunder, and agrees that the terms hereof shall be specifically enforceable. If any party hereto or its heirs, personal representatives or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person or entity against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

         10. Governing Law; Jurisdiction. This Voting Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely within Nevada by residents of Nevada. The parties hereto agree that any disagreement or dispute arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Voting Agreement, any breach hereof, or any transaction covered hereby, or any proceeding brought by a party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Voting Agreement, shall be brought by such party and resolved exclusively within the State of New York. Accordingly, the parties hereto consent and submit to the exclusive personal jurisdiction of the federal and state courts located within the State of New York, U.S.A. The parties hereto further agree that any such action or proceeding brought by a party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Voting Agreement shall be brought by such party exclusively in the federal or state courts located within the State of New York.

         11. Interpretation. References herein to Articles, Sections or other subdivisions are to the appropriate subdivisions of this Voting Agreement unless otherwise stated. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Voting Agreement as a whole and not to any particular Article, Section, Exhibit, Schedule or other subdivision unless otherwise stated.

         12. Complete Agreement; Amendment. This Voting Agreement and the Operative Agreements (as defined in the Agreement), and any other agreements ancillary thereto, contain and are intended as a complete statement of the arrangements between the parties hereto with respect to the matters provided for herein and supersede any previous agreements or understandings between the parties with respect to such matters. This Voting Agreement may be amended and any term hereof may be waived only by a writing signed by each of the parties hereto. No waivers of any breach hereof extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

         13. Successors and Assigns. This Voting Agreement will be binding on and will inure to the benefit of the respective executors, administrators, heirs, successors and assigns of the parties.

         14. Invalid or Void Provisions. If any provision hereof is deemed invalid, illegal, or unenforceable, such provision will be deemed amended to conform to applicable law so as to be valid, legal and enforceable; if such provision cannot be amended without altering the intention of the parties, it will be stricken and the remainder hereof will remain in full force and effect.

         15. Notices. Except as otherwise set forth herein, any notice required or permitted hereunder will be given in writing and will be conclusively deemed effectively given upon personal delivery, after transmission by facsimile telecopier with confirmation of successful transmission, one day after deposit with an internationally recognized express courier for overnight delivery, with written verification of receipt, or five days after deposit in the United States mail, by certified mail, postage prepaid, return receipt requested, addressed
(i) if to the Company, as set forth below the Company's name on the signature page hereof, and (ii) if to a Shareholder, at such Shareholder's address as set forth below its name on the signature page hereof, or at such other address as the Company or the Shareholder may designate by ten days' advance written notice similarly given to the other parties hereto in accordance with the terms of this
Section 15.

         16. Further Assurances. Each party will execute, acknowledge and deliver all further documents reasonably requested by any other party, and will take all other actions consistent with the terms hereof that reasonably may be requested by such party, for the purpose of carrying out the transactions contemplated hereby. Without limitation of the foregoing, each of the Shareholders will execute such further documents as are recommended (in order to accomplish the provisions of this Voting Agreement) by Nevada counsel to the Company.

         17. Counterparts. This Voting Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date first above written.



                                        PRO NET LINK CORP.
                                        645 Fifth Avenue
                                        New York, NY 10022

                                        By:/s/ Jean Pierre Collardeau
                                           ------------------------------------
                                             Name:  Jean Pierre Collardeau
                                             Title: President





                                           /s/ Jean Pierre Collardeau
                                           ------------------------------------
                                             Jean Pierre Collardeau
                                             c/o Pro Net Link Corp.
                                             645 Fifth Avenue
                                             New York, NY 10022


                                           /s/ Glenn Zagoren
                                           ------------------------------------
                                             Glenn Zagoren
                                             c/o Pro Net Link Corp.
                                             645 Fifth Avenue
                                             New York, NY 10022



                                        GLOBALNET VENTURE PARTNERS, INC.
                                          300 Park Avenue
                                          New York, New York, 10022
                                          Attention: Andrew J. Entwistle, Esq.


                                          By:/s/ Andrew J. Entwistle
                                             ----------------------------------
                                               Name:  Andrew J. Entwistle, Esq.
                                               Title: Principal

                                        /s/ Francis Vincent
                                        --------------------------------------
                                          Francis Vincent
                                          c/o Pro Net Link Corp.
                                          645 Fifth Avenue
                                          New York, NY 10022



                                        COMMERCE CONSULTING, LLC


                                        By: /s/ Jean Pierre Collardeau
                                            ----------------------------------
                                            Name:  Jean Pierre Collardeau
                                            Title: Sole Member